Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	DWS Personal Pension Variable Annuity

File No. 811-22544, CIK 0001475234

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), DWS Personal Pension Variable Annuity registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

DWS Personal Pension Variable Annuity (CIK: 0001475234)

Transamerica Series Trust, (CIK 0000778207)

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Allison Ryan
Allison Ryan, Vice President
Transamerica Life Insurance Company